IMPORTANT NOTICE REGARDING CHANGE IN NAME, TICKER SYMBOL,

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGY

WISDOMTREE TRUST

(the “Trust”)

Supplement dated January 10, 2020

To the currently effective

Summary Prospectus, Statutory Prospectus and

Statement of Additional Information for the

U.S. Total Market Fund (EXT)

(the “Fund”)

At the recommendation of WisdomTree Asset Management, Inc., the Fund’s investment adviser, the Board of Trustees of the Trust, with respect to the Fund, has approved modifications to the Fund’s name, investment objective and investment strategies. In addition, the Fund’s ticker symbol will also be changing. These changes are scheduled to go into effect on or about March 16, 2020.

	CURRENT	NEW
Fund Name (Ticker)	WisdomTree U.S. Total Market Fund (EXT)	WisdomTree U.S. ESG Fund (RESP)
Objective	The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Total Market Index (the “Index”).	The Fund seeks capital appreciation.
Investment Strategy

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index.

The Index is a fundamentally weighted index that is comprised of earnings-generating companies within the broad U.S. stock market. Companies in the Index are incorporated, domiciled and listed in the U.S. and have generated positive cumulative earnings over their most recent four fiscal quarters prior to the annual Index screening date. To be eligible for inclusion in the Index, a company must also meet the following criteria as of the annual Index screening date: (i) market capitalization of at least $100 million; (ii) average daily dollar trading volume of at least $200,000 for each of the preceding six months; and (iii) a price to earnings ratio of at least 2.

The Index is earnings-weighted annually to reflect the proportionate share of the aggregate earnings each component company has generated. Companies with greater earnings generally have larger weights in the Index. The maximum weight of any one sector in the Index, at the time of the Index’s annual screening date, is capped at 25%; however, sector weights may fluctuate above the specified cap in response to market conditions

The Fund is actively managed using a model-based approach. The Fund seeks to achieve its investment objective by investing primarily in U.S. equity securities that exhibit certain characteristics that the Fund’s investment adviser, WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”), believes to be indicative of positive future returns as well as incorporating favorable environmental, social, and governance (“ESG”) characteristics based on a model developed by WisdomTree Asset Management. WisdomTree Asset Management employs a quantitative model to identify which securities the Fund might purchase and sell and opportune times for purchases and sales. Generally, the Fund’s portfolio will be rebalanced quarterly according to the Adviser’s quantitative model, although a more active approach may be taken depending on factors such as market conditions and investment opportunities, which may lead to frequent trading, cause the number of Fund holdings to vary, and increase the Fund’s portfolio turnover rate.

WisdomTree Asset Management seeks to identify equity securities that have the highest potential for returns based on proprietary measures of fundamental factors, such as value and quality, and and/or the application of volume factor adjustments. The Index methodology applies a volume factor adjustment to reduce a component security’s weight in the Index and reallocate the reduction in weight pro rata among the other securities if, as of the annual Index screening date, a component security no longer meets certain trading volume thresholds.

technical factors, such as momentum and correlation. In addition, WisdomTree Asset Management seeks to identify equity securities with positive ESG characteristics based on a Sustainability score, which is a composite score that measures a company’s ESG impact along with exposure to potential controversies. Securities of companies involved in certain controversial products or activities, such as tobacco, small arms, controversial weapons, and fossil fuels are excluded regardless of revenue measures. In addition, securities are weighted on a modified market-capitalization basis taking into consideration the Sustainability score (i.e., securities with a higher market capitalization and a higher Sustainability score are more heavily weighted).

Principal Risks

The principal risks currently applicable to the Fund are expected to remain applicable to the Fund after the Fund implements the new objective and strategies, except the Fund will no longer be subject to “Index and Data Risk,” “Investment Style Risk,” and “Non-Correlation Risk.”    The Fund is expected to be subject to the following additional principal risks and sector exposures may change in relation to the implementation of the Fund’s new objective and strategies:

ESG Investing Risk. The Fund’s ESG investment strategy limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG criteria. In addition, companies selected for inclusion in the Fund may not exhibit positive or favorable ESG characteristics.

Active Management Risk. The Fund will be actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Models and Data Risk. While the Fund will be actively managed, the Fund’s investment process is expected to be heavily dependent on quantitative models and the models may not perform as intended. Errors in data used in the models may occur from time to time and may not be identified and/or corrected, which may have an adverse impact on the Fund and its shareholders.

Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

The changes described above will not affect the Fund’s management fee or expense ratio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-RESP-0120